Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND

AMENDMENT NO. 1 TO COLLATERAL AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO COLLATERAL AGREEMENT dated as of June 19, 2015 (this “Amendment”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES INTERNATIONAL B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 34274981 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of January 8, 2013 (as amended by Amendment No. 1 and Limited Waiver dated as of November 1, 2013 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrowers, certain Subsidiary Guarantors and the Administrative Agent are parties to that certain Collateral Agreement dated as of January 8, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”).

The Borrowers have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement and the Collateral Agreement, each as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Amendments to Section 1.01.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Section 1.01 of the Credit Agreement:

(a)by adding the following definitions in the correct alphabetical order:

“Additional Secured Obligations” means  all obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that Additional Secured Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.

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“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act  or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.10 and any other “keepwell, support or other agreement” for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or grant by such Loan Party of a Lien, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit G or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.10).

“Swap Obligations” means with respect to any Loan Party any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b)by amending the definition of “Change of Control” by changing the amount “25%” to “35%” in clause (a) thereof, deleting clause (b) in its entirety, deleting clause (c) in its entirety, and renumbering the existing clause (d) as clause (b).

(c)by deleting the definition of “Committed Loan Notice” in its entirety and replacing it with the following:

“Committed Loan Notice” means a notice of (a) a Revolving Credit Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A  or such other form as may be approved by the Administrative Agent

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(including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Domestic Borrower.

(d)by amending the definition of “Foreign Obligations” by adding the following proviso to the end of such definition immediately prior to “.” at the end thereof:

“; provided that Obligations of a Foreign Loan Party shall exclude any Excluded Swap Obligations with respect to such Foreign Loan Party”

(e)by deleting the definition of “Guarantor” in its entirety and replacing it with the following:

“Guarantors” means, collectively, (a) Global Guarantors and the Foreign Guarantors and (b) with respect to Additional Secured Obligations owing by any Loan Party or any of its Subsidiaries and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.10) under the Guaranty, each Borrower.

(f)by amending the definition of “Obligations” by adding the following proviso to the end of such definition immediately prior to “.” at the end thereof:

“; provided that Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party”

(g)by deleting the definition of “Responsible Officer” in its entirety and replacing it with the following:

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.  In the case of any Loan Party that is organized under the laws of the Netherlands, a “Responsible Officer” means any management board members duly authorized to represent such Loan Party or any other authorized officer of the applicable Loan Party or any other person that is designated in a notice to the Administrative Agent as an authorized representative of any Loan Party that is organized under the laws of the Netherlands.  To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.

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(h)by deleting the definition of “Swingline Loan Notice” in its entirety and replacing it with the following:

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

3.Amendments to Section 2.02.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Section 2.02(a) of the Credit Agreement by deleting the first three sentences thereof and replacing them with the following:

“Each Revolving Credit Borrowing, each conversion of Incremental Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Domestic Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice.  Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or of any conversion of Eurocurrency Rate Loans to Base Rate Loans, (ii) on the requested date of any Borrowing of Base Rate Loans, (iii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in an Alternative Currency.”

4.Amendments to Section 2.04.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Section 2.04(b) of the Credit Agreement by deleting the first four sentences thereof and replacing them with the following:

“Each Swing Line Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by:  (A) telephone or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.  Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested  borrowing date (which shall be a Business Day).  Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.”

5.Amendments to Section 2.05.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Section 2.05(a) of the Credit Agreement by deleting the first sentence thereof and replacing it with the following:

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“Each Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Incremental Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Administrative Agent, (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) on the date of prepayment of Base Rate Loans, and (C) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in an Alternative Currency; (ii) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof; or, in each case, if less, the entire principal amount thereof then outstanding.”

6.Amendments to Section 2.05.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Section 2.05(b) of the Credit Agreement by inserting the words “pursuant to delivery to the Swing Line Lender of a Notice of Loan Prepayment” immediately after the words “upon notice to the Swing Line Lender” in the first sentence thereof.

7.Amendments to Section 8.03.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Section 8.03(a) of the Credit Agreement adding the following sentence at the end of the final paragraph thereof:

“Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.”

8.Amendments to Section 10.01.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to delete Section 10.01(d) of the Credit Agreement in its entirety and replacing it with the following:

“(d)Savings Clause.  Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, Swap Contracts or Cash Management Agreements, the obligations of each Guarantor (in its capacity as such) under this Loan Agreement and the other Loan Documents shall (A) exclude any Excluded Swap Obligations with respect to such Guarantor and (B) be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable Law.”

9.Amendments to Article X.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Article X of the Credit Agreement by adding the following as a new Section 10.09:

“Section 10.09Appointment of Domestic Borrower.  Each of the Loan Parties hereby appoints the Domestic Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Domestic Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Domestic Borrower deems appropriate in its sole discretion and each Loan Party

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shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Domestic Borrower shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Domestic Borrower on behalf of each of the Loan Parties.”

10.Amendments to Article X.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Article X of the Credit Agreement by adding the following as a new Section 10.10:

“Section 10.10Keepwell.   Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article X voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full.  Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.”

11.Amendments to Section 11.02.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Section 11.02(e) of the Credit Agreement by inserting the words “, Notice of Loan Prepayment” immediately after the words “Letter of Credit Applications” in the first sentence thereof.

12.Amendments to Section 11.18.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to delete Section 11.18 of the Credit Agreement in its entirety and replacing it with the following:

“Section 11.18Electronic Execution of Assignments and Certain Other Documents.  The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept

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electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.”

13.Amendment to Collateral Agreement.  Subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend the definition of Secured Obligations in Section 1.2 of the Collateral Agreement by adding the following proviso to the end of such definition immediately prior to “.” at the end thereof:

“; provided, however, the Secured Obligations shall exclude any Excluded Swap Obligations”

14.FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

15.Amendments to Exhibits to Credit Agreement.   The Credit Agreement is hereby amended by adding the Exhibit G attached hereto as Exhibit G to the Credit Agreement, and inserting such Exhibit in the appropriate order in the List of Exhibits.

16.Conditions to Effectiveness.  This Amendment shall be effective upon satisfaction of each of the following conditions:

(a)Executed Amendment.  The Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent.

(b)Expenses.  The Administrative Agent shall have been reimbursed for all reasonable, out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees and disbursements of counsel for the Administrative Agent.

(c)Other Documents.  The Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.

17.Effect of the Agreement.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by

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and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in this Amendment to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.  References in this Amendment to the Collateral Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Collateral Agreement shall be deemed to be references to the Collateral Agreement as modified hereby.

18.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(b)This Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date).

(d)No Default or Event of Default has occurred or is continuing or would result after giving effect to the transactions contemplated by this Amendment.

19.Reaffirmations.  (a) Each Loan Party agrees that the amendments contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement, the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that the Credit Agreement, the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

20.Miscellaneous

(a)Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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(c)Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)Severability.  If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Amendment, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

[Remainder of page intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:	/s/ Richard D. White
Name:	Richard Dallas White
Title:	Chief Financial Officer

FOREIGN BORROWER:

DIODES INTERNATIONAL B.V.

By:	/s/ Richard D. White
Name:	Richard Dallas White
Title:	Managing Director A

By:	/s/ Eveline Sonja van Dalen
Name:	Eveline Sonja van Dalen
Title:	Managing Director B

SUBSIDIARY GUARANTORS:

DIODES INVESTMENT COMPANY

By:	/s/ Richard D. White
Name:	Richard Dallas White
Title:	Director

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

DIODES FABTECH INC.

By:	/s/ Richard D. White
Name:	Richard Dallas White
Title:	Director

DIODES HOLDINGS UK LIMITED

By:	/s/ Richard D. White
Name:	Richard Dallas White
Title:	Director

DIODES ZETEX LIMITED

By:	/s/ Richard D. White
Name:	Richard Dallas White
Title:	Director

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,

as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	Vice President

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jennifer Yan
Name:	Jennifer Yan
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

COMPASS BANK,

as a Lender

By:	/s/ John R. Bozalis, Jr.
Name:	John R. Bozalis, Jr.
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

CITIBANK, N.A.,

as a Lender

By:	/s/ Susan Garner
Name:	Susan Garner
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

HSBC BANK USA, N.A.,

as a Lender

By:	/s/ Brian B. Meyers
Name:	Brian B. Meyers
Title:	Senior Vice President Corporate Banking

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

REGIONS BANK,

as a Lender

By:	/s/ Richard M. Prewitt, Jr.
Name:	Richard M. Prewitt, Jr.
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

SILICON VALLEY BANK,

as a Lender

By:	/s/ Marc Neri
Name:	Marc Neri
Title:	Vice President

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

CAPITAL ONE BANK,

as a Lender

By:	/s/ Dean H. Rosencrans
Name:	Dean H. Rosencrans
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

COMERICA BANK,

as a Lender

By:	/s/ Kyle J. Weiss
Name:	Kyle J. Weiss
Title:	Vice President

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

MUFG UNION BANK, N.A.

as a Lender

By:	/s/ Raed Alfayoumi
Name:	Raed Alfayoumi
Title:	Director

Signature Page to

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement

Diodes Incorporated

EXHIBIT G

Form of Notice of Loan Prepayment

TO:Bank of America, N.A., as [Administrative Agent][Swingline Lender]

RE:

Credit Agreement, dated as of January 8, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), among Diodes Incorporated, a Delaware corporation (the “Domestic Borrower”), Diodes International B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 34274981 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages thereto as guarantors, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

DATE:[Date]

__________________1 hereby notifies the Administrative Agent that on _____________2 pursuant to the terms of Section 2.05 (Prepayments) of the Credit Agreement, the Borrower intends to prepay/repay the following Loans as more specifically set forth below:

  Optional prepayment of [Revolving Credit][Incremental Term Loans] in the following amount(s):

  Base Rate Loans:  $3

  Eurocurrency Rate Loans: $4

In the following Alternative Currency:

Applicable Interest Period:

  Optional prepayment of Swingline Loans in the following amount:

$5

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[1]	Insert name of applicable Borrower.
[2]	Specify date of such prepayment.
[3]	Any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).
[4]

Any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

[5]	Any prepayment of Swingline Loans shall be in a principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

[BORROWER NAME],

a [Jurisdiction and Type of Organization]

By:

Name:

Title:

[SIGNATURE PAGE TO NOTICE OF PREPAYMENT]